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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 2, 2002

                           WIRE ONE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


            Delaware                                             77-0312442
(State or Other Jurisdiction of          0-25940              (I.R.S. Employer
         Incorporation)          (Commission File Number)    Identification No.)


         225 Long Avenue, Hillside, New Jersey                       07205
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 282-2000
              (Registrant's telephone number, including area code)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         4.1      Form of Warrant to purchase Common Stock.

         5.1      Opinion of Morrison & Foerster LLP.

         10.1 Placement Agreement, dated January 2, 2002, between Wire One Technologies, Inc. and H.C. Wainwright & Co., Inc.

         10.2 Form of Purchase Agreement for the purchase and sale of Common Stock and warrants to purchase Common Stock.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Wire One Technologies, Inc.

                                  By: /s/  Jonathan Birkhahn
                                      ---------------------------------
                                      Executive Vice President, General Counsel
                                      and Secretary


Dated:  January 10, 2002


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                                  EXHIBIT INDEX


Exhibit No.       Description of Document
-----------       -----------------------

4.1               Form of Warrant to purchase Common Stock.

5.1               Opinion of Morrison & Foerster LLP.

10.1 Placement Agreement, dated January 2, 2002, between Wire One Technologies, Inc. and H.C. Wainwright & Co., Inc.

10.2 Form of Purchase Agreement for the purchase and sale of Common Stock and warrants to purchase Common Stock.